UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 752-1420

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 18, 2009, the Board of Directors (the “Board”) of Micromet, Inc. (the “Company”), acting upon the recommendation of the Nominating/Corporate Governance Committee of the Board, appointed Dr. Kapil Dhingra as a member of the Board. Dr. Dhingra will fill the vacancy on the Board resulting from the resignation of Barclay Phillips in September 2008 when Mr. Phillips joined the Company as its Senior Vice President and Chief Financial Officer.

There is no arrangement or understanding between Dr. Dhingra and any other person pursuant to which he was selected as a director.  Dr. Dhingra’s initial term as a director of the Company will extend until the 2010 annual meeting of stockholders of the Company.  Pursuant to the director compensation policy of the Company, Dr. Dhingra was granted a stock option for 35,000 shares of common stock.

Dr. Dhingra, age 49, is the sole member of KAPital Consulting, LLC, a  consulting company dedicated to assisting biotechnology, pharmaceutical and diagnostic companies realize clinical and commercial advances in oncology, that he founded in June 2008.  From 1999 to June 2008, Dr. Dhingra worked in positions of increasing responsibility at Hoffman-La Roche, most recently serving as Vice President, Head, Oncology Disease Biology Leadership Team, and Head, Oncology Clinical Development.  Prior to Hoffmann-La Roche, from 1996 to 1999, Dr. Dhingra worked as a Clinical and Senior Clinical Research Physician with Eli Lilly and Company, and from 1989 to 1996, a Clinical Instructor, Assistant Professor of Medicine (tenure-track) at the University of Texas M.D. Anderson Cancer Center.  Throughout his industry career, he maintained an active faculty appointment, initially at Indiana University School of Medicine from 1997 to 1999 as Clinical Associate Professor, and, more recently, at Memorial Sloan Kettering Cancer Center in New York from 2000 to 2008.  Dr. Dhingra holds an M.B., B.S. degree (equivalent to a US M.D. degree) from the All India Institute of Medical Services, and has performed postgraduate work the All India Institute of Medical Services, the Lincoln Medical and Mental Health Center (New York Medical College), Bronx, NY and Emory University School of Medicine, Atlanta, GA.

Item 8.01. Other Events.

On February 23, 2009, the Company issued a press release announcing the appointment of Kapil Dhingra to the Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.

Date: February 23, 2009	By:	/s/ Matthias Alder
Name: Matthias Alder
Title: Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 23, 2009